UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2016
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On November 19, 2015, Qorvo, Inc. (the “Company”) completed an offering of $450 million aggregate principal amount of its 6.750% Senior Notes due 2023 (the “2023 Notes”) and $550 million aggregate principal amount of its 7.000% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes”). The Notes were sold in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes were issued pursuant to an indenture, dated as of November 19, 2015, by and among the Company, the Company’s domestic subsidiaries that guarantee the Company’s obligations under its revolving credit facility, as guarantors (the “Guarantors”), and MUFG Union Bank, N.A., as trustee.

In connection with the offering of the Notes, the Company entered into a Registration Rights Agreement, dated as of November 19, 2015 (the “Registration Rights Agreement”), with the Guarantors party thereto, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers of the Notes, on the other hand.

Under the Registration Rights Agreement, the Company and the Guarantors agreed to use their commercially reasonable efforts to (i) file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (the “Exchange Offer Registration Statement”) relating to the registered exchange offer (the “Exchange Offer”) to exchange the Notes for new series of the Company’s exchange notes having terms substantially identical in all material respects to, and in the same aggregate principal amount, as the Notes, (ii) cause the Exchange Offer Registration Statement to be declared effective by the SEC; and (iii) cause the Exchange Offer to be consummated no later than the 360th day after November 19, 2015 (or if such 360th day is not a business day, the next succeeding business day).

In anticipation of the Exchange Offer, pursuant to Rule 3-10 of Regulation S-X, the Company is filing this Current Report on Form 8-K to include condensed consolidating financial information of the Company and the Guarantors. This information is included in a new Note 17 to the Consolidated Financial Statements of the Company, which were originally filed with the SEC on May 31, 2016 as part of the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2016 (the “Form 10-K”). The Company’s Consolidated Financial Statements and Notes thereto, including the new Note 17, are set forth in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. Exhibit 99.1 replaces and supersedes Part II, Item 8 of the Form 10-K.

Other than the addition of Note 17 to the Notes to Consolidated Financial Statements contained in the Form 10-K, no other changes are being made to the Company’s previously issued financial statements, and the Consolidated Financial Statements and Notes thereto do not reflect events occurring after the original filing date of May 31, 2016.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP)
23.2	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)
99.1
Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating financial information of the Company and the Guarantors (which replaces and supersedes Part II. Item 8. Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2016, filed with the SEC on May 31, 2016)

101	XBRL Instance Document and Related Items

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

	By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date: July 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP)
23.2	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)
99.1
Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating financial information of the Company and the Guarantors (which replaces and supersedes Part II. Item 8. Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2016, filed with the SEC on May 31, 2016)

101	XBRL Instance Document and Related Items